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                                                                    EXHIBIT 10.1

                             AMENDMENT NO. 6 TO THE
                          1999 STOCK INCENTIVE PLAN OF
                                  AMETEK, INC.

            WHEREAS, AMETEK, Inc. (the "Company") has adopted the 1999 Stock Incentive Plan of AMETEK, Inc. (the "Plan"); and

            WHEREAS, Section 18 of the Plan permits the Board of Directors of the Company or the Committee (as defined in the Plan) to amend the Plan; and

            WHEREAS, the Committee now desires to amend the Plan in certain respects;

            NOW, THEREFORE, the Plan is hereby amended as follows:

            1. The fourth sentence of Section 3 of the Plan is hereby deleted.

            2. The provisions of this Amendment shall be effective as of September 22, 2004.

            3. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the 22nd day of September, 2004.

                                      AMETEK, INC.

                                      By: /s/ John J. Molinelli
                                          -----------------------------
                                          Name:  John J. Molinelli
                                          Title: Executive Vice President &
                                                 Chief Financial Officer

Attest:

/s/ Kathryn E. Londra
-----------------------------
Kathryn E. Londra
Corporate Secretary